Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	SEVENTH BERKSHIRE ASSOCIATES LLC

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

SEVENTH BERKSHIRE ASSOCIATES LLC

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	STOCKBRIDGE PARTNERS LLC

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

STOCKBRIDGE PARTNERS LLC

By:        Berkshire Partners LLC,
              its sole Managing Member

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	BERKSHIRE FUND VII, L.P.

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

BERKSHIRE FUND VII, L.P.

By:        Seventh Berkshire Associates LLC,
              its general partner

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	BERKSHIRE FUND VII-A, L.P.

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

BERKSHIRE FUND VII-A, L.P.

By:        Seventh Berkshire Associates LLC,
              its general partner

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	BERKSHIRE INVESTORS IV LLC

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

BERKSHIRE INVESTORS IV LLC

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	BERKSHIRE INVESTORS III LLC

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/10

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

BERKSHIRE INVESTORS III LLC

By:    /s/  Ross M. Jones
Name:   Ross M. Jones
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	STOCKBRIDGE ASSOCIATES LLC

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/2010

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

STOCKBRIDGE ASSOCIATES LLC

By:  /s/  Robert J. Small
Name:   Robert J. Small
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	STOCKBRIDGE FUND, L.P.

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/2010

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

STOCKBRIDGE FUND, L.P.

By:        Stockbridge Associates LLC,
              its general partner

By:  /s/  Robert J. Small
Name:   Robert J. Small
Title:     Managing Director

November 10, 2010

Joint Filer Information

Name of Joint Filer:	STOCKBRIDGE ABSOLUTE RETURN FUND, L.P.

Address of Joint Filer:	C/O BERKSHIRE PARTNERS LLC
200 CLARENDON STREET, 35TH FLOOR
BOSTON, MA 02116

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	CARTER’S, INC. [CRI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                                              11/8/2010

Designated Filer:	BERKSHIRE PARTNERS LLC

Signature:

STOCKBRIDGE ABSOLUTE RETURN FUND, L.P.

By:        Stockbridge Associates LLC,
              its general partner

By:  /s/  Robert J. Small
Name:   Robert J. Small
Title:     Managing Director

November 10, 2010